UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 28, 2005

VIVUS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

COMMISSION FILE NUMBER: 0-23490

DELAWARE	94-3136179
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(I.R.S. EMPLOYER IDENTIFICATION NUMBER)

1172 CASTRO STREET MOUNTAIN VIEW, CA	94040
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(650) 934-5200

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A

(FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition.

On April 28, 2005, VIVUS, Inc. issued a press release announcing its financial results for the fiscal quarter ended March 31, 2005.  The full text of the April 28, 2005 press release is included as Exhibit 99.1 hereto.

The information in this Form 8-K and the exhibit attached hereto shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any of the Registrant’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01               Financial Statements and Exhibits.

      (c) Exhibits.

Exhibit Number

Description

99.1	Text of Press Release, dated April 28, 2005, titled “VIVUS Reports First Quarter Financial Results.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 28, 2005	VIVUS, Inc.
/s/ Leland F. Wilson
Leland F. Wilson
President and Chief Executive Officer

VIVUS, INC.

INDEX TO EXHIBITS

The following exhibits are filed herewith:

EXHIBIT	DESCRIPTION
99.1	Text of Press Release, dated April 28, 2005, titled “VIVUS Reports First Quarter Financial Results.”